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                                                                   EXHIBIT 23.02



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion by reference in this registration statement on Form S-8 of our reports dated January 14, 1997, on our audits of the financial statements and financial statement schedule of Racotek, Inc.



                                   COOPERS & LYBRAND L.L.P.


Minneapolis, Minnesota
September 11, 1997